UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 27, 2004
                                                          ---------------


                            THE BON-TON STORES, INC.
                      ----------------------------------
                 (Exact Name of Registrant Specified in Charter)


      Pennsylvania                    0-19517                   23-2835229
  ----------------------         --------------------       ------------------
      (State or Other            (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)             Identification No.)
      Incorporation)

             2801 E. Market Street
             York, Pennsylvania                       17402
  ----------------------------------------        -------------
  (Address of Principal Executive Offices)          (Zip Code)


        Registrants telephone number, including area code: (717) 757-7660
                                                           ---------------


             Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01.  Other Events

         On August 27, 2004, The Bon-Ton Stores, Inc. issued a press release announcing the declaration of a cash dividend on Class A Common Stock and Common Stock of the Company. The full text of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

         (c)   Exhibits

         99.1 Press Release issued August 27, 2004 regarding declaration of a cash dividend on Class A Common Stock and Common Stock of the Company.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         The Bon-Ton Stores, Inc.


                                         By: /s/ Keith E. Plowman
                                             --------------------------------
                                               Keith E. Plowman
                                               Senior Vice President, Finance
                                               and Principal Accounting Officer


Dated: August 27, 2004